SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 14, 2019

CRAFT BREW ALLIANCE, INC.
(Exact Name of Registrant as Specified in its Charter)

Washington	0-26542	91-1141254
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

929 North Russell Street
Portland, OR 97227-1733
(Address of Principal Executive Offices, Zip Code)

(503) 331-7270
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.005 par value	BREW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company       ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of Shareholders of the Company was held on May 14, 2019 (the “Meeting”).

(b)	Three matters, which are more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission, were submitted to a vote at the Meeting:

1.	To elect eight directors;

2.	To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for 2019; and

3.	To approve, by non-binding vote, the Company's named executive officer compensation.

At the Meeting, 18,055,048 shares of common stock were represented in person or by proxy, or 93.15 percent of the 19,382,641 shares outstanding and entitled to vote at the Meeting as of April 1, 2019, the record date for the Meeting, and constituted a quorum. Each share was entitled to one vote at the Meeting.

1.    Election of Directors. The following directors were elected at the Meeting by the votes cast as follows:

Nominee	For	Withheld	Broker Non-votes
Timothy P. Boyle	12,431,407	2,139,300	3,484,341
Marc J. Cramer	13,204,434	1,366,273	3,484,341
Paul D. Davis	13,202,201	1,368,506	3,484,341
Matthew E. Gilbertson	14,360,739	209,968	3,484,341
Kevin R. Kelly	13,189,935	1,380,772	3,484,341
David R. Lord	13,174,880	1,395,827	3,484,341
Nickolas A. Mills	14,353,663	217,044	3,484,341
Jacqueline S.Woodward	14,329,725	240,982	3,484,341

 2.    Ratification of Auditors. The proposal to ratify the selection of Moss Adams LLP as the Company’s independent registered public accounting firm for 2019 was approved by the following vote:

For	Against	Abstentions
17,894,898	123,652	36,498

3.    Say on Pay. The proposal to approve, by non-binding vote, the Company’s named executive officer compensation, as recommended by the Board of Directors, passed by the following vote:

For	Against	Abstentions	Broker Non-votes
14,271,676	270,285	28,746	3,484,341

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Grants of Awards
On May 14, 2019, the Compensation Committee granted awards pursuant to Article 10 of the Company's 2014 Stock Incentive Plan to its executive officers for a total of 15,900 fully vested, unrestricted shares of Common Stock.

The following table details the stock grants to the executive officers:

Name	Number of Shares
Andrew J. Thomas	8,500
Derek Y. Hahm	2,200
Kenneth C. Kunze	2,500
J. Scott Mennen	2,700

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAFT BREW ALLIANCE, INC.

Dated: May 21, 2019	By:	/s/ Edwin A. Smith
Edwin A. Smith
Corporate Controller and Principal Accounting Officer